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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      February 23, 2001 (February 23, 2001)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                    1-9076                  13-3295276
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  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)



          300 Tower Parkway, Lincolnshire, Illinois                60069
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           (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code        (847) 484-4400
                                                     ---------------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
                  --------

                  99.      Investor Brochure dated February 23, 2001.


Item 9.  Regulation FD Disclosure.
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         On February 23, 2001, the Registrant will begin distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FORTUNE BRANDS, INC.
                                               ---------------------
                                                  (Registrant)



                                               By /s/ Mark A. Roche
                                                 -------------------------------
                                                 Mark A. Roche
                                                 Senior Vice President, General
                                                   Counsel and Secretary

Date:  February 23, 2001

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                                  EXHIBIT INDEX



                                                                   Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------


99.      Investor brochure of Registrant dated
         February 23, 2001.